SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 14, 2014


                        ADVANCED CANNABIS SOLUTIONS, INC.
                      ------------------------------------
                 (Name of Small Business Issuer in its charter)


       Colorado                     000-54457                20-8096131
  ---------------------         ------------------        -----------------
(State of incorporation)       (Commission File No.)     (IRS Employer
                                                          Identification No.)

                         7750 N. Union Blvd., Suite 201
                           Colorado Springs, Co 80920
                      -----------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (719) 590-1414


                               Promap Corporation
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On February 14, 2014 the Company entered into an consulting agreement with an unrelated third party Canadian company. The consulting agreement provides that the Company will consult with the third party in the following areas:

     o    Business Plan Development and Production Facility Design Review, and

     o    Production Facilities Evaluation and Selection.

     As  consideration  for these  services,  the third party  agreed to pay the
Company:

     o    $20,000 upon the execution of the agreement, and

     o    $20,000 per month for a minimum of six months.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 24, 2014                ADVANCED CANNABIS SOLUTIONS, INC.


                                       By:/s/ Robert Frichtel
                                          -----------------------------------
                                          Robert Frichtel, Chief Executive
                                          Officer